February 6, 2014 Full Year and 4 th Quarter 2013 Earnings Call Exhibit 99.2

Safe Harbor Statement
This presentation contains several “forward-looking statements”. Forward-looking statements are those that use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “may”, “likely”,
“should”, “estimate”, “continue”, “future” or other comparable expressions. These words indicate future events and trends. Forward-looking statements are General Motors Financial Company,
Inc.’s (the “Company’s”) current views with respect to future events and financial performance.
These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by the Company. The most significant risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission, including the Company’s Report on Form
10-K for the year ended December 31, 2013. Such risks include - but are not limited to - our ability to close the acquisition of Ally Financial Inc.’s equity interest in GMAC-SAIC, our ability to integrate those operations that we have acquired and will acquire into our business successfully, changes in general economic and business conditions, GM’s ability to sell new vehicles that we finance in the markets we serve in North America, Europe and Latin America, interest rate and currency fluctuations, our financial condition and liquidity, as well as future cash flows and earnings, competition, the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements, the availability of sources of financing, the level of net credit losses, delinquencies and prepayments on the loans and leases we originate, the viability of
GM-franchised dealers that are commercial loan customers, the prices at which used cars are sold in the wholesale auction markets, and changes in business strategy, including acquisitions and expansion of product lines and credit risk appetite. If one or more of these risks of uncertainties materializes, or if underlying assumptions prove incorrect, actual events or results may differ materially. It is advisable not to place undue reliance on the Company’s forward-looking statements.
The Company undertakes no obligation to, and does not, publicly update or revise any forward-
looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

2013 Highlights
• December quarter operating highlights
– Profitability strong with $225M in adjusted pretax earnings in the quarter
– North American credit losses remain favorable compared to historical levels
– GMF penetration of GM retail sales increased in both Europe and Latin America
• Full year 2013 highlights
– Growth in year-over-year originations and ending earning assets
• Driven by both acquisition and organic growth
– Closed acquisition of Ally’s European and Latin American auto finance and financial services businesses
– Expanded both lease and commercial lending platforms in North America
• Acquisition update
– Brazil closed on October 1, 2013, with results reflected in December 2013 quarter
– China JV projected to close in 2014

Key Metrics – December 2013 Quarter

($MM)
North
America International Total Co.
Earnings Before Tax – Adjusted $166 $67 $225 3,4
Ending Earning Assets $16,849 $16,484 $33,333
Total Originations
(Loan & Lease)
$ 1,796 $ 2,121 $ 3,917
GM as a % of Total Originations 53.6% 89.7% 73.1%
Annualized Net Credit Loss as a % of Avg.
Consumer Finance Receivables
3.5% 0.8% 2.1%
1. United States and Canada
2. Beginning April 1, 2013, reflects Germany, the United Kingdom, Italy, Sweden, Switzerland, Austria,  Belgium, the
Netherlands, Greece, Spain, Chile, Colombia and Mexico; beginning June 1, 2013,  added France and Portugal and beginning October 1, 2013, added Brazil
3. Excludes the $15M charge to provision expense associated with discontinuing the Chevrolet brand in Europe
4. Reflects net impact of intercompany allocations
3
2
1

North America –
GM and GMF Penetration Statistics

GM
Industry Average
(excluding GM)
Dec-12 Dec-13 Dec-12 Dec-13
Sales Penetrations
U.S. Subprime Loans 7.2% 7.2% 4.6% 5.9%
U.S. Leases 14.7% 20.8% 22.9% 25.8%
Canada Leases 6.1% 20.4% 21.4% 22.7%
GM / GMF Linkage
GM as % of GMF  Loan and Lease Originations
(GM New / GMF Consumer Loan & Lease)
42.9% 53.6%
GMF as % of GM U.S. Subprime 36.5% 30.1%
GMF as % of GM U.S. Lease 13.3% 15.5%
GMF wholesale dealer penetration 2.2% 5.9%
1. Reflects U.S. only; Canada did not launch commercial lending until Q1 2013
1

North America –
Loan Origination Volume
• Lower volume in December quarter follows normal seasonal pattern
• Competitive dynamics impacted year-over-year results
Competition is driving extended loan terms, higher loan to value and reduced pricing
Less than prime, non-subvened rates can be competitive with subvened rates
GM Financial is maintaining credit and pricing discipline
$677
$794
$749
$722
$673
$169
$173
$151
$156
$160
$370
$392
$451
$392
$313
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Dec-12 Mar-13 Jun-13 Sep-13 Dec-13
Quarterly
($MM)
Loans originated
on new vehicles
by GM dealers
Loans originated
on used vehicles
by GM dealers
Loans originated
on vehicles by
Non-GM dealers
$1,270
$1,146
$1,216
$1,359
$1,351

North America –
Consumer Loan Credit Performance

NA Annualized
quarterly net credit
losses
NA 31-60 day
delinquency
NA 61+ day
delinquency
• Credit metrics impacted by seasonality and normalizing of the credit environment
– Although moderately higher given credit mix of portfolio, credit metrics remain near historically low levels
– Performance of GM new remains in line to better than performance of non-GM
Credit Metrics

North America – Lease Originations

• December quarterly results in the U.S. impacted by seasonality, although volume up significantly year/year
• Canada quarterly results driven by “Sign and Drive” campaign and implementation of bi-weekly payment capability
• Credit performance reflects the predominantly prime credit profile of the portfolio
– At December 31, 2013, 98% of our leases were current with minimal defaults to date
$203
$535
$657
$577
$383
$62
$86
$177
$150
$267
Dec-12 Mar-13 Jun-13 Sep-13 Dec-13
U.S. Lease Volume ($MM) Canada Lease Volume ($MM) Lease Portfolio ($B)
Lease Origination Volume
$1.7B
$2.1B
$2.7B
$3.1B
$3.4B

North America – Commercial Lending
• Continue to make solid progress acquiring dealers
• Floorplan financing represented the largest share of the portfolio at 89%
$606
$883
$1,169
$1,357
$1,975
108
155
208
252
309
0
50
100
150
200
250
300
350
400
450
Dec-12 Mar-13 Jun-13 Sep-13 Dec-13
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
Commercial Finance Receivables Outstanding Number of Dealers

International Operations–
GM and GMF Penetration Statistics

Dec-13 Sep-13 Jun-13
Sales Penetrations
GMF as a % of GM Retail Sales 41.4% 32.0% 29.8%
Europe 34.7% 31.2% 28.0%
Latin America 45.0% 33.5% 33.2%
GMF wholesale dealer penetration 96.3% 95.2% 94.9%
Europe 98.4% 97.6% 97.7%
Latin America 94.6% 89.8% 88.0%
GM / GMF Linkage
GM as % of GMF  Consumer Originations
(GM New / GMF Consumer Loan)
89.7% 84.6% 84.1%
Europe 81.9% 80.8% 79.6%
Latin America 95.9% 96.0% 96.4%

International Operations– Consumer

• Originations higher versus September
quarter due to increased GM
penetration rates in Europe and Latin
America and the inclusion of Brazil’s
operations in the quarter
• Credit performance is stable and
consistent with prime quality of the
portfolio
– Annualized quarterly net credit losses
of 0.8%
– 31-60 day delinquencies of 0.8%
– 61+ day delinquencies of 1.0%
Latin
America
Europe
Other
12%
Brazil
40%
Other 10%
Other 9%
Other 5%
December 2013 Quarter At December 31, 2013
Originations
$2.1B
Portfolio Balance
$11.8B
Brazil
26%
Mexico
10%
Germany
24%
U.K.
19%
U.K.
17%
Germany
17%
Mexico
10%

International Operations– Commercial

• Commercial lending balance stable, with
wholesale penetration continuing at 95%+
• Floorplan financing continues to represent the
largest share of the portfolio at 95%
• Commercial credit performance stable in
Europe and Latin America
$4.7B
Europe
Latin
America
Brazil
17%
Mexico
13%
Other
23%
Germany
22%
U.K.
22%
Other
3%
At December 31, 2013

Financial Results –
Earnings Before Taxes($MM)
Three Months Ended December 31, Year ended December 31,
• Target $1 billion run rate in annual pretax income after completing integration of international operations, closing the China JV and launching the prime loan product in U.S.
1. Excludes the $15M charge to provision expense associated with discontinuing the Chevrolet brand in Europe
2. Total Co. reflects net impact of intercompany allocations
Note: Results from international operations are reflected beginning in Q2 2013 from the date of their respective acquisitions

Financial Results –
Allowance for Loan Losses
Allowance for Loan Loss as a Percentage of Post-Acquisition Finance Receivables
Consumer Allowance
Commercial Allowance
North America Only North America Only
• Consumer and commercial allowance consistent with credit performance
4.2%

Financial Results – Operating Expenses

Quarterly Operating Expenses as a Percentage of Average Earning Assets
1
• December quarter 2013 operating expense ratio increase driven by inclusion of Brazil and nonrecurring items
• Expect operating expenses as a percentage of average earning assets to trend down over time as origination platforms gain scale
1. Excludes lease expense and acquisition and integration expenses
Total Co.
North America Only
3.1%
3.2%
3.0%
3.0%
3.3%
3.0%
3.0%
2.8%
2.5%
3.0%
3.5%
4.0%
Dec-12 Mar-13 Jun-13 Sep-13 Dec-13

• Composition of earning assets shifting to more “prime-like” credit profile
Subprime loan portfolio represented 30% of ending earning assets at December 31, 2013,
compared to    80% at December 31, 2012
• Debt composition continues to reflect increases in unsecured debt
Raised $2.5 billion in senior unsecured notes in 2013
• Tangible net worth bolstered by $1.3B GM equity contribution for international acquisition
Solid Balance Sheet Metrics
16
Tangible Net Worth ($B)
Consumer
Lease
Consumer
Loan
Commercial
Loan
Unsecured
Debt
Secured
Debt
$10.9
$29.1
Dec-12 Dec-13
Total Debt
($B)
$13.3
$33.3
Dec-12 Dec-13
Ending Earning
Assets
($B)
$3.3
$5.0
Dec-12 Dec-13

Solid Balance Sheet Metrics

Other
Cash
• Currently in low end of targeted leverage range of 6-8x
• Liquidity position adequate to support growth
1. Earning assets to tangible net worth
2. Liquidity includes unrestricted cash, available borrowing capacity on unpledged eligible receivables, available borrowing capacity on committed unsecured credit lines and unused balance on GM line of credit
Borrowing capacity on
eligible receivables

Credit Facilities
$3.0B
Funding Overview
• Committed credit facilities totaling $16.7B,
provided by 28 banks
– IO – Closed, renewed and/or re-priced nine credit
facilities in the quarter totaling approximately $1.7
billion of capacity across six countries
• Securitization transaction
– Issued one public securitization
• AMCAR 2013-5,  $1.1B (U.S. subprime)
• Subsequent to quarter end, in January 2014
– Priced E-Carat 2014-1, €417M (Germany retail
loan)
– Closed $750M private U.S. subprime
securitization transaction
Unsecured
$7.0B
Secured
$22.1B
Credit
Facilities
$9.0B
Securitization
Notes Payable
$13.1B
Sr. Notes
$4.0B

$29.1B
12/31/2013

Highlights/Accomplishments

Doubled the size of our company with the acquisition of the international operations, solidifying our position as GM’s captive auto finance company with global capabilities
Navigated the competitive environment in North America and remained prudent in our underwriting and pricing decisions
Experienced the second best credit performance in company history
Increased penetration of GM business in Europe and Latin America since the international acquisition
Continued favorable access to capital markets
Earned $900 million in pretax income
In 2013, GMF: